First NLC Trust 2005-1
Mortgage-Backed Notes, Series 2005-1
Collateral Request

DISCLAIMER

The attached tables and other statistical analyses (the “Collateral Materials”) are privileged and intended for use by the addressee only. These Collateral Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the prospective sellers of the mortgage loans and their affiliates. These Collateral Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Collateral Materials which may or may not be reflected therein. As such, no assurance can be given as to the Collateral Materials’ accuracy, appropriateness or completeness in any particular context. Also, no assurance can be given as to whether the Collateral Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Collateral Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The specific characteristics of the assets may differ from those shown in the Collateral Materials. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Collateral Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities related to the mortgage loans described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

First NLC 2005-1 Preliminary Stratifications	697 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	CLTV

7.001 - 7.500	1	24,672.06	0.07	7.250	730	95.00
7.501 - 8.000	2	156,127.53	0.42	7.923	634	71.39
8.001 - 8.500	11	462,433.44	1.25	8.372	700	96.13
8.501 - 9.000	31	1,992,806.09	5.40	8.801	675	99.00
9.001 - 9.500	69	4,230,935.67	11.46	9.236	708	99.80
9.501 - 10.000	202	13,239,625.18	35.85	9.788	671	99.88
10.001 - 10.500	52	2,288,470.92	6.20	10.252	680	99.64
10.501 - 11.000	93	5,124,450.73	13.88	10.733	639	99.54
11.001 - 11.500	89	3,546,751.72	9.60	11.285	662	99.25
11.501 - 12.000	95	3,663,564.45	9.92	11.872	630	99.01
12.001 - 12.500	48	2,064,638.24	5.59	12.278	630	99.50
12.501 - 13.000	3	98,332.39	0.27	12.717	632	100.00
13.001 - 13.500	1	35,633.80	0.10	13.050	636	99.97

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: 7.250%
Max: 13.050%
Weighted Average: 10.305%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	CLTV

0.01 - 50,000.00	378	12,296,463.00	33.30	10.697	657	99.22
50,000.01 - 100,000.00	277	19,457,177.26	52.69	10.190	668	99.61
100,000.01 - 150,000.00	37	4,226,974.67	11.45	9.773	673	99.02
150,000.01 - 200,000.00	5	947,827.29	2.57	9.963	644	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: $13,750.00
Max: $199,909.13
Average: $52,981.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Type	Loans	Balance	Balance	Coupon	Score	CLTV

30 Year Fixed	456	27,161,626.24	73.55	10.152	667	99.39
15 Year Balloon	221	9,064,764.68	24.55	10.699	657	99.57
20 Year Fixed	15	551,929.78	1.49	11.182	655	98.58
15 Year Fixed	5	150,121.52	0.41	10.915	663	98.84

Total:	697	36,928,442.22	100.00	10.305	664	99.42

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Lien Position	Loans	Balance	Balance	Coupon	Score	CLTV

2	697	36,928,442.22	100.00	10.305	664	99.42

Total:	697	36,928,442.22	100.00	10.305	664	99.42

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	697 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Remaining Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Orginal
(Months)	Loans	Balance	Balance	Coupon	Score	CLTV

169 - 180	226	9,214,886.20	24.95	10.702	657	99.56
229 - 240	15	551,929.78	1.49	11.182	655	98.58
349 - 360	456	27,161,626.24	73.55	10.152	667	99.39

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: 173
Max: 360
Weighted Average: 312

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	CLTV

0	236	11,981,120.00	32.44	10.373	665	99.60
1	155	8,775,496.02	23.76	10.438	660	99.63
2	189	9,958,473.30	26.97	10.330	660	99.03
3	76	3,743,719.34	10.14	10.002	671	99.37
4	33	2,027,313.47	5.49	9.495	693	99.41
6	1	50,353.02	0.14	9.875	698	100.00
7	6	377,145.87	1.02	11.849	629	99.77
9	1	14,821.20	0.04	9.250	668	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: 0
Max: 9
Weighted Average: 1

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	CLTV

60.01 - 65.00	1	107,927.53	0.29	8.000	609	62.11
75.01 - 80.00	2	84,206.20	0.23	11.158	670	78.04
80.01 - 85.00	1	61,962.32	0.17	11.750	637	84.76
85.01 - 90.00	9	409,542.32	1.11	9.338	668	89.96
90.01 - 95.00	49	1,924,947.86	5.21	10.595	657	94.88
95.01 - 100.00	635	34,339,855.99	92.99	10.303	665	99.99

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: 62.11%
Max: 100.00%
Weighted Average: 99.42%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	697 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
FICO Score	Loans	Balance	Balance	Coupon	Score	CLTV

541 - 560	1	20,000.00	0.05	10.990	544	100.00
561 - 580	1	25,000.00	0.07	11.990	567	100.00
581 - 600	4	159,050.00	0.43	11.949	599	99.99
601 - 620	93	4,243,303.73	11.49	11.315	612	98.80
621 - 640	164	7,896,780.02	21.38	10.714	631	99.17
641 - 660	125	6,986,604.73	18.92	10.269	651	99.46
661 - 680	114	6,524,137.70	17.67	10.033	669	99.85
681 - 700	86	4,570,396.35	12.38	10.044	690	99.63
701 - 720	44	2,577,356.43	6.98	9.852	709	99.24
721 - 740	28	1,485,730.96	4.02	9.463	729	99.49
741 - 760	18	1,057,872.98	2.86	9.578	748	99.62
761 - 780	10	695,386.20	1.88	9.274	769	100.00
781 - 800	9	686,823.12	1.86	9.274	786	99.72

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: 544 Max: 796 Weighted Average: 664

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	CLTV

Purchase	575	30,823,635.63	83.47	10.296	668	99.73
Cashout	116	5,874,202.38	15.91	10.344	646	97.83
Rate/Term Refinance	6	230,604.21	0.62	10.518	643	99.12

Total:	697	36,928,442.22	100.00	10.305	664	99.42

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Property Type	Loans	Balance	Balance	Coupon	Score	CLTV

Single Family	540	28,492,293.61	77.16	10.308	660	99.40
Condo	83	4,003,644.07	10.84	10.201	672	99.61
3-4 Unit	30	1,817,768.24	4.92	10.724	680	98.82
Townhouse	29	1,499,703.06	4.06	10.087	671	99.68
Duplex	15	1,115,033.24	3.02	10.214	703	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Documentation Type	Loans	Balance	Balance	Coupon	Score	CLTV

NIV	478	27,473,781.47	74.40	10.312	670	99.55
Full	200	8,183,720.77	22.16	10.280	646	99.58
Stated	11	738,643.98	2.00	10.547	666	92.44
12 Month Bank Statements	6	270,320.65	0.73	10.619	654	99.99
24 Month Bank Statements	2	261,975.35	0.71	9.340	680	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	697 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Occupancy Type	Loans	Balance	Balance	Coupon	Score	CLTV

Owner Occupied	697	36,928,442.22	100.00	10.305	664	99.42

Total:	697	36,928,442.22	100.00	10.305	664	99.42

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Grade	Loans	Balance	Balance	Coupon	Score	CLTV

A	608	33,016,172.25	89.41	10.173	671	99.51
B	88	3,892,269.97	10.54	11.417	610	98.69
C	1	20,000.00	0.05	10.990	544	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	CLTV

California	255	18,727,396.29	50.71	9.923	669	99.62
Florida	128	5,115,557.18	13.85	10.742	666	99.08
Illinois	54	2,556,964.03	6.92	10.772	667	99.63
Nevada	25	1,342,730.93	3.64	10.177	673	99.98
North Carolina	38	1,089,159.99	2.95	10.999	644	99.75
Virginia	18	1,020,119.21	2.76	10.379	685	100.00
Massachusetts	15	913,860.34	2.47	11.135	648	98.79
Maryland	15	702,983.82	1.90	11.011	659	99.87
Arizona	22	700,794.38	1.90	10.370	656	99.84
Michigan	19	669,384.78	1.81	10.879	641	100.00
Washington	8	653,734.63	1.77	9.609	632	100.00
Rhode Island	14	641,631.45	1.74	11.237	658	98.01
Colorado	12	533,257.95	1.44	9.271	633	91.82
Tennessee	16	387,833.47	1.05	10.843	624	99.98
Wisconsin	9	366,066.26	0.99	10.980	657	100.00
Pennsylvania	13	359,339.61	0.97	11.494	641	99.74
Connecticut	8	344,264.63	0.93	11.145	667	98.60
Ohio	8	227,921.16	0.62	11.208	660	100.00
Georgia	4	144,943.72	0.39	11.688	625	96.56
Indiana	5	116,204.61	0.31	11.545	636	99.97
Oregon	3	116,168.42	0.31	9.987	691	100.00
Louisiana	2	41,145.52	0.11	11.408	642	98.16
Minnesota	1	40,200.00	0.11	9.340	661	100.00
Missouri	2	35,395.08	0.10	12.319	613	97.46
Utah	1	28,784.76	0.08	12.375	614	100.00
Idaho	1	27,200.00	0.07	9.250	638	100.00
Kentucky	1	25,400.00	0.07	10.150	646	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	697 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	CLTV

0	238	10,544,957.09	28.56	10.581	656	99.14
1	17	816,447.23	2.21	11.396	651	98.44
2	39	2,560,486.58	6.93	9.764	669	99.53
3	403	23,006,551.32	62.30	10.200	668	99.57

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Loans with Penalty: 71.44%

Margin (%) — ARM Only

ARM Only

ARM Only

ARM Only

ARM Only

Months to Next Adjustment Date

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.